                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                 June 11, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                        1-9525                   75-2615944
-------------------------------------------------------------------------------
(State of Incorporation)            (Commission              (IRS Employer
                                      File No.)             Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX            75231
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    ---------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS


This Form 8-K/A amends the Form 8-K Current Report dated June 11, 1997 and filed June 27, 1997 by Income Opportunity Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the three months ended March 31, 1997. A pro forma balance sheet as of March 31, 1997 is also presented.

A summary of the pro forma transactions follows:

On June 11, 1997, the Company purchased the Renaissance Parc Apartments in Dallas, Texas for $15.7 million exclusive of commissions and closing costs. The Company paid $3.0 million in cash and obtained new mortgage financing for the remaining $12.5 million of the purchase price. The mortgage bears interest at 8.375%, requires monthly payments of principal and interest of $95,161 and matures in July 2007.

On June 13, 1997, the Company purchased the La Monte Park Apartments in Houston, Texas for $3.7 million exclusive of commissions and closing costs. The Company paid $146,000 in cash and obtained new mortgage financing for the remaining $3.5 million of the purchase price. The mortgage bears interest at 8.6%, requires monthly payments of principal and interest of $30,333 and matures in July 2001.

In addition to the Renaissance Parc Apartments and La Monte Park Apartments acquisitions discussed above, the Company has purchased two office buildings, one in La Mesa, California, in May 1997, and the other in Chantilly, Virginia, in January 1997. The properties were purchased for a total of $13.2 million and represent approximately 21.6% of the Company's consolidated assets at December 31, 1996. The Company paid a total of $4.1 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at variable rates ranging from 9.1875% to 10.75% per annum and mature in 2000 and 2007. As one of these office building acquisitions occurred prior to March 31, 1997 it is already reflected in the March 31, 1997 "actual balance sheet" of the Company, as presented.

In 1997, the Company has also sold two apartment complexes, the Plumtree Apartments in March 1997 and the Porticos Apartments in June 1997. In connection with the sales, the Company received cash totaling $7.2 million. As one of these sales occurred prior to March 31, 1997 it is already reflected in the Company's "actual balance sheet" as of March 31, 1997, as presented.

These pro forma statements of operations present the Company's operations as if the purchase and sales transactions described above had occurred at the beginning of each of the periods presented.


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



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997

                                                   La Monte         La Mesa       Renaissance
                                                     Park           Village          Parc          Porticos
                                     Actual(1)    Apartments(2)     Plaza(3)       Apartments(4) Apartments(5)     Pro forma
                                    ----------    -------------    ----------     -------------  -------------     ----------
                                                                     (dollars in thousands)
           Assets
Notes and interest receivable
   Performing .................     $    2,001     $       --      $       --      $       --      $       --      $    2,001
                                    ----------     ----------      ----------      ----------      ----------      ----------
                                         2,001             --              --              --              --           2,001
Less - allowance for estimated
   losses .....................             --             --              --              --              --              --
                                    ----------     ----------      ----------      ----------      ----------      ----------
                                         2,001             --              --              --              --           2,001
Foreclosed real estate held
   for sale, net of accumulated
   depreciation ...............            914             --              --              --              --             914

Less - allowance for
   estimated losses ...........             --             --              --              --              --              --
                                    ----------     ----------      ----------      ----------      ----------      ----------
                                           914             --              --              --              --             914
Real estate held for
   investment, net of
   accumulated depreciation ...         51,900          3,921           8,545          16,368         (12,971)         67,763
Investments in partnerships ...          2,351             --              --              --              --           2,351
Cash and cash equivalents .....          2,571           (376)         (2,572)         (3,716)          5,213           1,120
Other assets ..................          2,655             --              27             209            (573)          2,318
                                    ----------     ----------      ----------      ----------      ----------      ----------
                                    $   62,392     $    3,545      $    6,000      $   12,861      $   (8,331)     $   76,467
                                    ==========     ==========      ==========      ==========      ==========      ==========

---------------

(1) Includes the Chuck Yeager Building which was acquired in January 1997 and excludes the Plumtree Apartments that were sold in March 1997.

(2) Assumes the acquisition of La Monte Park Apartments occurred on January 1, 1997.

(3) Assumes the acquisition of the La Mesa Village Plaza occurred on January 1, 1997.

(4) Assumes the acquisition of Renaissance Parc Apartments occurred on January 1, 1997.

(5)  Assumes the sale of the Porticos Apartments occurred on January 1, 1997.


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



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997


                                                      La Monte          La Mesa       Renaissance
                                                        Park            Village          Parc           Porticos
                                      Actual(1)      Apartments(2)      Plaza(3)      Apartments(4)    Apartments(5)     Pro forma
                                     -----------     -------------     -----------    -------------    ------------     -----------
                                                                        (dollars in thousands)
Liabilities and Shareholders' Equity

Liabilities
Notes and interest payable .....     $    36,275      $     3,470     $     6,000     $    12,520      $    (9,627)     $    48,638
Other liabilities ..............           2,355               75              --             341             (257)           2,514
                                     -----------      -----------     -----------     -----------      -----------      -----------
                                          38,630            3,545           6,000          12,861           (9,884)          51,152

Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
   10,000,000 shares; issued
   and outstanding, 1,519,888
   shares ......................              15               --              --              --               --               15
Paid-in capital ................          64,804               --              --              --               --           64,804
Accumulated distributions in
   excess of accumulated
   earnings ....................         (41,057)              --              --              --            1,553          (39,504)
                                     -----------      -----------     -----------     -----------      -----------      -----------
                                          23,762               --              --              --            1,553           25,315
                                     -----------      -----------     -----------     -----------      -----------      -----------
                                     $    62,392      $     3,545     $     6,000     $    12,861      $    (8,331)     $    76,467
                                     ===========      ===========     ===========     ===========      ===========      ===========

---------------

(1) Includes the Chuck Yeager Building which was acquired in January 1997 and excludes the Plumtree Apartments that were sold in March 1997.

(2) Assumes the acquisition of La Monte Park Apartments occurred on January 1, 1997.

(3) Assumes the acquisition of the La Mesa Village Plaza occurred on January 1, 1997.

(4) Assumes the acquisition of Renaissance Parc Apartments occurred on January 1, 1997.

(5)  Assumes the sale of the Porticos Apartments occurred on January 1, 1997.



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



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1997

                                                      La Monte       Renaissance
                                                        Park             Parc       Commercial       Apartment
                                      Actual(1)     Apartments(2)    Apartments(3)  Properties(4)      Sales(5)      Pro forma
                                     ------------   -------------    ------------   ------------    ------------    ------------
                                                                        (dollars in thousands)
Income
   Rents .........................   $      2,692    $        197    $        594   $        358    $       (837)   $      3,004
   Interest ......................             69              --              --             --              --              69
                                     ------------    ------------    ------------   ------------    ------------    ------------
                                            2,761             197             594            358            (837)          3,073
Expenses
   Property operations ...........          1,340             107             182            108            (461)          1,276
   Interest ......................            877             149             262            141            (291)          1,138
   Depreciation ..................            365              39              82             41            (104)            423
   Advisory fee to affiliate .....            123              --              --             --              --             123
   Net income fee to affiliate ...            124              --              --             --              --             124
   General and administrative ....            265              --              --             --              --             265
                                     ------------    ------------    ------------   ------------    ------------    ------------
                                            3,094             295             526            290            (856)          3,349
Net income (loss) from
   operations ....................           (333)            (98)             68             68              19            (276)

Equity in income of investees ....             17              --              --             --              --              17
Gain on sale of real estate ......          1,849              --              --             --              --           1,849
                                     ------------    ------------    ------------   ------------    ------------    ------------
Net income (loss) ................   $      1,533    $        (98)   $         68   $         68    $         19    $      1,590
                                     ============    ============    ============   ============    ============    ============

Earnings per share
   Net (loss) ....................   $       1.01                                                                   $       1.05
                                     ============                                                                   ============
Weighted average shares of
   Common Stock used in
      computing earnings
      per share ..................      1,519,888                                                                      1,519,888
                                     ============                                                                   ============

---------------

(1)  Includes the Chuck Yeager Building acquired January 8, 1997.

(2)  Assumes acquisition of La Monte Park Apartments occurred on January 1,
     1997.

(3) Assumes acquisition of Renaissance Parc Apartments occurred on January 1, 1997.

(4)  Assumes acquisition of La Mesa Village Plaza occurred on January 1, 1997.

(5) Assumes sale of Porticos Apartments and Plumtree Apartments occurred on January 1, 1997.


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



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                      La Monte                      Renaissance
                                                        Park          Commercial       Parc         Apartment
                                        Actual       Apartments(1)   Properties(2)  Apartments(3)     Sales(4)       Pro forma
                                     ------------    ------------    ------------   ------------    ------------    ------------
                                                                       (dollars in thousands)
Income
   Rents .........................   $      8,666    $        787    $      2,312   $      2,377    $     (3,618)   $     10,524
   Interest ......................            339              --              --             --              --             339
                                     ------------    ------------    ------------   ------------    ------------    ------------
                                            9,005             787           2,312          2,377          (3,618)         10,863

Expenses
   Property operations ...........          4,358             428             552            728          (1,948)          4,118
   Interest ......................          2,629             298             897          1,048          (1,291)          3,581
   Depreciation ..................          1,128              78             272            327            (455)          1,350
   Advisory fee to affiliate .....            227              --              --             --              --             227
   General and administrative ....          1,316              --              --             --              --           1,316
                                     ------------    ------------    ------------   ------------    ------------    ------------
                                            9,658             804           1,721          2,103          (3,694)         10,592

Income (loss) from operations ....           (653)            (17)            591            274              76             271

Equity in losses of investees ....             85              --              --             --              --              85
                                     ------------    ------------    ------------   ------------    ------------    ------------

Net income (loss) ................   $       (568)   $        (17)   $        591   $        274    $         76    $        356
                                     ============    ============    ============   ============    ============    ============

Earnings per share
   Net income (loss) .............   $       (.37)                                                                  $        .23
                                     ============                                                                   ============
Weighted average shares of
   Common Stock used in
   computing earnings per
   share .........................      1,530,008                                                                     1,530,008
                                     ============                                                                  ============

---------------

(1)  Assumes acquisition of La Monte Park Apartments occurred on January 1,
     1996.

(2) Includes the Chuck Yeager Building and La Mesa Village Plaza, the acquisitions of which are assumed to have occurred on January 1, 1996 and whose results of operations are separately presented in the Company's Current Report on Form 8-K, dated May 14, 1997.

(3) Assumes acquisition of Renaissance Parc Apartments occurred on January 1, 1996.

(4) Assumes sale of Porticos Apartments and Plumtree Apartments occurred on January 1, 1996.


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



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(b)          Financial statements of property acquired:

Exhibit
Number                              Description
------- -----------------------------------------------------------------------
99.0    La Mesa Village Plaza, Audited Statement of Revenue and Direct
        Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.0 of the Registrant's Current Report on
        Form 8-K, dated May 14, 1997).

99.1    Chuck Yeager Building, Audited Statement of Revenue and Direct
        Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.1 of the Registrant's Current Report on Form 8-K, dated May 14, 1997).

99.2    Renaissance Parc Apartments, Audited Statement of Revenue and Direct
        Operating Expenses for the year ended December 31, 1996 (incorporated by reference to the Registrant's Current Report on Form 8-K, dated June
        11, 1997).

99.3    La Monte Park Apartments, Audited Statement of Revenue and Direct
        Operating Expenses for the year ended December 31, 1996, filed herewith.


                           --------------------------


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      INCOME OPPORTUNITY REALTY INVESTORS, INC.



Date:     August 20, 1997             By:  /s/ Thomas A. Holland
     --------------------------           ------------------------------------
                                               Thomas A. Holland
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)



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



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                  EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                              Dated June 11, 1997





Exhibit                                                                             Page
Number                            Description                                       Number
------- -----------------------------------------------------------------------     ------
99.3    La Monte Park Apartments, Audited Statement of Revenue and Direct             9
        Operating Expenses for the year ended December 31, 1996.



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